SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 14, 2002
                        (Date of earliest event reported)



                              ELSINORE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



             001-07831                                  88-0117544
      (Commission File Number)                       (I.R.S. Employer
                                                    Identification No.)


                               202 Fremont Street
                             Las Vegas, Nevada 89101
               (Address of Principal Executive Offices) (Zip Code)



                                 (702) 385-4011
                         (Registrant's telephone number,
                              including area code)


Item 9.  Regulation FD Disclosure.

     On August 14, 2002, each of the President, Philip W. Madow and the Principal Financial and Accounting Officer, Gina L. Contner Mastromarino of Elsinore Corporation, a Nevada corporation, executed a certification pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied Elsinore Corporation's Form 10-Q filed with the Securities and Exchange Commission on August 14, 2002.

     The information in this Current Report on Form 8-K is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ELSINORE CORPORATION


Date:  August 14, 2002           By: /s/ Gina L. Contner Mastromarino
                                     Gina L. Contner Mastromarino
                                     Principal Financial and Accounting Officer